SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                               -------------------


                                December 11, 1996
                (Date of Report; Date of Earliest Event Reported)


                           THOMAS & BETTS CORPORATION
             (Exact Name of Registrant as specified in its Charter)


 Tennessee                       1-4682                     22-1326940
(State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)



1555 Lynnfield Road, Memphis, Tennessee                         38119
(Address of Principal Executive Offices)                    (Zip Code)


                                 (901) 682-7766
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         On December 11, 1996, Thomas & Betts Corporation, a Tennessee corporation (the "Company"), and Augat Inc., a Massachusetts corporation ("Augat"), consummated a merger whereby the Company gained control of Augat, a manufacturer of electronic connector products, by acquiring all of Augat's outstanding stock pursuant to an Agreement and Plan of Merger, dated as of October 7, 1996 (the "Merger Agreement"). It is the Company's plan to integrate Augat's manufacturing operations with its own operations.

         Under the terms of the Merger Agreement, EG Acquisitions Corp., a newly organized Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), merged (the "Merger") with and into Augat and Augat thereby became a wholly-owned subsidiary of the Company. The consideration paid by the Company for the common stock, par value $0.10 per share of Augat ("Augat Common Stock") was the result of arms-length negotiation.

         Pursuant to the Merger Agreement, each issued and outstanding share of Augat Common Stock (other than the shares owned by the Company, Merger Sub or any other direct or indirect subsidiary of the Company or shares that are owned by Augat or any direct or indirect subsidiary of Augat and in each case not held on behalf of third parties or


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


shares owned by stockholders of Augat who exercise their appraisal rights pursuant to the Massachusetts Business Corporation Law) was converted into and became exchangeable for 0.6356 of a share of common stock, no par value of the Company ("Company Common Stock"). The Company will issue approximately 12,820,000 shares of Company Common Stock in exchange for the shares of Augat Common Stock.

         Pursuant to the Merger Agreement, the Company has expanded its board of directors from 12 to 14 and elected John N. Lemasters and Thomas C. McDermott, both of whom were members of the board of directors of Augat prior to the Merger, to the board of directors of the Company.

         The Company issued a press release, dated December 11, 1996, announcing the consummation of the Merger, a copy of which is attached hereto as Exhibit
99.4 and incorporated herein by reference.

Items 3-6. Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         Copies of the Augat Inc. historical financial statements as of December 31, 1994 and 1995 and for the years ended December 31, 1993, 1994 and 1995 are attached hereto as Exhibit 99.1 and incorporated herein by reference. Additionally, copies of the Augat Inc. historical financial statements (unaudited) as of September 30, 1995 and 1996 and


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

for the three-month and nine-month periods then ended are attached hereto as
Exhibit 99.2 and incorporated herein by reference.

         (b) Pro Forma Financial Information.

         Copies of the Thomas & Betts Corporation and Augat Inc. pro forma (unaudited) balance sheet as of September 30, 1996 and income statements for the nine-month periods ended September 30, 1995 and 1996 and for the years ended December 31, 1993, 1994 and 1995 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

         (c) Exhibits

         99.1 Augat Inc. historical financial statements as of December 31, 1994 and 1995 and for the years ended December 31, 1993, 1994 and 1995.*

         99.2 Augat Inc. historical financial statements (unaudited) as of September 30, 1995 and 1996 and for the three-month and nine-month periods then ended.**

         99.3 Thomas & Betts Corporation and Augat Inc. pro forma (unaudited) balance sheet as of September 30, 1996 and income statements for the nine-month periods ended September 30,

______________

*Filed with the Securities and Exchange Commission (the "Commission") as part of Augat's annual report on Form 10-K for the year ended December 31, 1995 and incorporated herein by reference.

**Filed with the Commission as part of Augat's quarterly report on Form 10-Q for the quarter ended September 30, 1996 and incorporated herein by reference.


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

              1995 and 1996 and for the years ended December 31, 1993, 1994 and 1995.*

         99.4. Press Release of Thomas & Betts Corporation, dated December 11, 1996.

Item 8.  Not Applicable.


______________

*Filed with the Commission on November 7, 1996 as part of the Company's registration statement on Form S-4 (No. 333- 15729) and incorporated herein by reference.

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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 20, 1996


                                       THOMAS & BETTS CORPORATION



                                       By /s/ Jerry Kronenberg
                                          Jerry Kronenberg
                                          Vice President-General Counsel



                                       By /s/ Fred R. Jones
                                          Fred R. Jones
                                          Vice President-Finance
                                            and Treasurer


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